                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ________________________________________

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B0 (2) ______________
                  ___________________________________________

                              THE BANK OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

           New York                                 13-5160382
(Jurisdiction of incorporation                   (I.R.S. employer
if not a U.S. national bank)                    identification no.)

 48 Wall Street, New York, New York                         10286
(Address of principal executive offices)                 (Zip Code)

                           APPLALACHIAN POWER COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

           Virginia                                    54-0124790
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                    identification no.)

         40 Franklin Road, S.W.
             Roanoke, VA                                    24011
(Address of principal executive offices)                 (Zip Code)

                       _________________________________

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

                                    GENERAL

ITEM 1.   General Information.

          Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

    Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
    New York                                   10006, and Albany, N.Y.  12203
    Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                               10045
    Federal Deposit Insurance Corporation      Washington, D.C.  20549
    New York Clearing House Association        New York, N.Y.

     (b)   Whether it is authorized to exercise corporate trust powers:
     YES

ITEM 2.  Affiliations with Obligor

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

ITEM 16.  List of Exhibits:

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.  - A copy of the Organization Certificate of The Bank of New York
      (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. - A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. - The consent of the Trustee required by Section 321(b) of the Act. (See Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining Authority.

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 31st day of March 1998.

                                        The Bank of New York


                                        By:/s/ Michael Culhane
                                        ----------------------
                                             Michael Culhane

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York, NY  10286
                    And Foreign and Domestic Subsidiaries.
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
ASSETS                                                          in Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin............. $ 5,004,638
  Interest-bearing balances......................................   1,271,514
Securities:
  Held-to-maturity securities....................................   1,105,782
  Available-for-sale securities..................................   3,164,271
Federal funds sold and Securities purchased under agreements to
 resell..........................................................   5,723,829
Loans and lease financing receivables:
  Loans and leases, net of unearned income.............34,916,196
  LESS: Allowance for loan and lease losses............   581,177
  LESS: Allocated transfer risk reserve................       429
  Loans and leases, net of unearned income allowance and
   reserve.......................................................  34,334,590
Assets held in trading accounts..................................   2,035,284
Premises and fixed assets (including capitalized leases).........     671,664
Other real estate owned..........................................      13,306
Investments in unconsolidated subsidiaries and associated
 companies.......................................................     210,685
Customers liability to this bank on acceptances outstanding......   1,463,446
Intangible assets................................................     753,190
Other assets.....................................................   1,784,796
                                                                  -----------
Total assets..................................................... $57,536,995
                                                                  ===========

LIABILITIES
Deposits:
  In domestic offices............................................ $27,270,824
  Noninterest bearing..................................12,160,977
  Interest-bearing.....................................15,109,847
  In foreign office.  Edge and Agreement subsidiaries
   and IBFs............................................14,000,000
  Noninterest-bearing..................................   657,479
  Interest-bearing.....................................14,030,327
Federal funds purchased and Securities sold under agreements to
 repurchase......................................................   1,946,099
Demand notes issued to the U.S. Treasury.........................     283,793
Trading liabilities..............................................   1,553,539
Other borrowed money:
  With remaining maturity of one year or less....................   2,245,014
  With remaining maturity of more than one year through
   three years...................................................           0
  With remaining maturity of more than three years...............      45,664
Bank's liability on acceptances executed and outstanding.........   1,473,588
Subordinated notes and debentures................................   1,018,940
Other liabilities................................................   2,193,031
                                                                  -----------
Total liabilities................................................  52,718,298
                                                                  -----------
EQUITY CAPITAL
Common stock.....................................................   1,135,284
Surplus..........................................................     731,319
Undivided profits and capital reserves...........................   2,943,008
Net unrealized holding gains (losses) on available-for-
 sale securities.................................................      25,428
Cumulative foreign currency translation adjustments..............     (16,342)
                                                                  -----------
Total equity capital.............................................   4,818,697
                                                                  -----------
Total liabilities and equity capital............................. $57,536,995
                                                                  ===========

  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

  We, the undersigned directors attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                J. Carter Bacot
                Thomas A. Renyi                Directors
                Alan R. Griffith
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